                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                ______________



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 8, 2000


                            CYBERIAN OUTPOST, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                  000-24659               06-1419111

(STATE OR OTHER          (COMMISSION            (IRS EMPLOYER
JURISDICTION OF          FILE NUMBER)         IDENTIFICATION NO.)


                       23 NORTH MAIN STREET, P.O. BOX 636
                            KENT, CONNECTICUT 06757

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (860) 927-2050

                           Total Number of Pages 68.
                            Exhibit Index at Page 5.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

   On September 8, 2000, Cyberian Outpost, Inc. completed its acquisition of CMPExpress.com, Inc. pursuant to the terms and conditions of Agreement and Plan of Reorganization dated as of September 6, 2000, by and among Outpost, Sydney Acquisition Sub, Inc., a Delaware corporation, CMPExpress, a Pennsylvania Corporation, and the stockholders of CMPExpress. CMPExpress is an Internet retailer that sells computers and technology products to medium and large businesses, both over the Internet and directly through its sales team. Outpost intends to operate the business of CMPExpress under the name "OutpostPro."

   Acquisition Sub merged with and into CMPExpress, with CMPExpress surviving the merger as a wholly-owned subsidiary of Outpost, effective as of September 8, 2000. Each share of CMPExpress common stock was converted into a right to receive .137267926 shares of Outpost common stock and each share of CMPExpress Series A stock was converted into a right to receive .324638095 shares of Outpost common stock. As a result of the acquisition, Outpost issued approximately 3.09 million shares of its common stock, valued at approximately $11.8 million based on the average closing price of Outpost's common stock over the 20 trading days prior to September 8, 2000.

   Outpost also issued approximately 47,000 shares of its common stock to the finder who facilitated the transaction.

   Outpost has agreed to register all 3.14 million shares of common stock within 60 days of the closing. Under the terms of the agreement, approximately 463,000 shares of this common stock are held in escrow for 12 months. Moreover, approximately 2.9 million of the shares are subject to lock-up agreements, which expire over a 16 month period.

   The Reorganization Agreement is incorporated by reference and included as
Exhibit 2.1. A copy of the Outpost press releases announcing the signing of the Reorganization Agreement and the closing of the transaction, respectively, are incorporated herein by reference and included as Exhibits 99.1 and 99.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  Financial Statements of Businesses Acquired

       To be filed by amendment within 60 days of the filing hereof pursuant to Item 7 of Form 8-K

  (b)  Pro Forma Financial Information

       To be filed by amendment within 60 days of the filing hereof pursuant to Item 7 of Form 8-K

(c)  Exhibits

Exhibit No.            Description

Exhibit 2.1 Agreement and Plan of Reorganization among Cyberian Outpost, Inc., Sydney Acquisition Sub, Inc., CMPExpress.com, Inc. and the stockholders of CMPExpress.com, Inc. dated September 6, 2000.

Exhibit 99.1           Press Release dated September 7, 2000

Exhibit 99.2           Press Release dated September 11, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 20, 2000

                                  CYBERIAN OUTPOST, INC.



                                  By: /s/   Katherine N. Vick
                                      --------------------------------------
                                            Katherine N. Vick
                                         Executive Vice President
                                        for Business Development &
                                          Chief Financial Officer
                                   (Principal Accounting and Financial Officer)

                                 Exhibit Index


Exhibit                        Description
Sequential Number

Exhibit 2.1 Agreement and Plan of Reorganization among Cyberian Outpost, Inc., Sydney Acquisition Sub, Inc., CMPExpress.com, Inc. and the stockholders of CMPExpress.com, Inc. dated September 6, 2000.

Exhibit 99.1                   Press Release dated September 7, 2000

Exhibit 99.2                   Press Release dated September 11, 2000